Exhibit 10.1

上海永利带业股份有限公司

上海永晶投资管理有限公司

与

Plastec Technologies, Ltd.

关于

Plastec International Holdings Limited

(炜丰国际控股有限公司)

之

股权转让协议

Shanghai Yongli Belting Co., Ltd.

(上海永利带业股份有限公司),

Shanghai Yongjing Investment Management Co., Ltd.

(上海永晶投资管理有限公司)

AND

Plastec Technologies, Ltd.

SHARE TRANSFER AGREEMENT

In connection with 100% Shares of

Plastec International Holdings Limited

(炜丰国际控股有限公司)

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目录

Contents

第一条	定义	5
Article 1 Definition		5
第二条	本次交易的整体方案	9
Article 2 Arrangement of the Transaction		9
第三条	业绩承诺	13
Article 3 Performance Commitment		13
第四条	有关标的公司利润处理	19
Article 4 Profits of the Target Company		19
第五条	有关期间损益及过渡期安排	20
Article 5 Profits and Losses and Arrangements During Transitional Period		20
第六条	标的股权交割及后续整合安排	21
Article 6 Closing and Follow-up Arrangements		21
第七条	本协议的交割条件	24
Article 7 Closing Conditions		24
第八条	陈述、保证与承诺	26
Article 8 Representations and Warranties		26
第九条	税费	29
Article 9 Taxes		29
第十条	保密	30
Article 10 Confidentiality		30
第十一条	审批及信息披露	30
Article 11 Approval and Information Disclosure		30
第十二条	违约责任	31
Article 12 Breaches		31
第十三条	协议生效、修改与终止	32
Article 13 Effectiveness, Amendment and Termination		32
第十四条	通知和送达	34
Article 14 Notice and Delivery		34
第十五条	适用法律与争议解决	35
Article 15 Governing Law and Dispute Resolution		35
第十六条	其他	36
Article 16 Miscellaneous		36

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股权转让协议

本《股权转让协议》( 以下简称“本协议”) 由以下各方, 为本协议之目的, 在澳门特别行政区签署:

THIS SHARE TRANSFER AGREEMENT (the “Agreement”) is made and entered into for the purpose of this Agreement in the Macau Special Administrative Region by and among:

甲方: 上海永利带业股份有限公司

法定代表人: 史佩浩

注册地址: 上海市青浦区徐泾镇徐旺路58号

Shanghai YongLi Belting Co., Ltd. (“Party A”), a company organized and validly existing under the laws of PRC, with its registered office at No. 58, Xuwang Road, Xujing Town, Qingpu District, Shanghai City, and the legal representative of which is Mr. SHI Peihao;

乙方: Plastec Technologies, Ltd.

授权代表: Sze-To Kin Sun

注册地址: PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

Plastec Technologies, Ltd. (“Party B”), a company organized and validly existing under the laws of the Cayman Islands, with its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and the authorized representative of which is Mr. Sze-To Kin Sun; and

丙方: 上海永晶投资管理有限公司

法定代表人: 史佩浩

注册地址: 中国( 上海) 自由贸易试验区美盛路55号2幢1层137室

Shanghai Yongjing Investment Management Co., Ltd. (“Party C”), a company organized and validly existing under the laws of PRC, with its registered office at Room 1-137, Building 2, No. 55 Meisheng Road, China (Shanghai) Pilot Free Trade Zone, the legal representative of which is Mr. SHI Peihao.

以上甲方、乙方、丙方单独称为“一方”, 合称“各方”。

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Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

鉴于:

WHEREAS

1.	甲方是一家依据中国法律合法设立并有效存续且在深圳证券交易所创业板上市的股份有限公司, 股票简称: 永利带业, 股票代码: 300230。

Party A is a joint stock limited company organized and existing under the PRC laws and listed on the ChiNext Board of Shenzhen Stock Exchange under the stock name of “YongLi Belting (永利带业)” and stock code of 300230.

2.	乙方系依据开曼群岛法律注册成立并有效存续且在美国OTCBB市场买卖的有限公司, 合法持有标的公司100%的发行在外的股权。

Party B is a limited liability company organized and existing under the laws of the Cayman Islands quoted on OTCBB of the United States, and legally holds 100% of the issued and outstanding shares of the Target Company.

3.	丙方是一家依据中国法律在中国( 上海) 自由贸易试验区由甲方投资设立并有效存续的有限公司, 甲方合法持有丙方100%的股权。

Party C is a limited liability company organized and existing under the laws of PRC and established by and through investment of Party A in China (Shanghai) Pilot Free Trade Zone. Party A legally holds 100% shares in Party C.

4.	甲方拟通过丙方设立一家全资香港子公司并通过非公开发行股票募集资金作为资金来源, 由该香港子公司作为受让方收购乙方持有的标的公司100%股权。

Party A intends to establish a wholly-owned Hong Kong subsidiary through Party C and to raise funds through private placement as the source of funds for the purchase of 100% shares held by Party B in the Target Company by its Hong Kong subsidiary and as transferee thereof.

为此, 各方通过友好协商, 就本次交易的具体事宜达成如下条款及条件, 以兹各方恪守。

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THEREFORE, the Parties, through friendly negotiation, agree on the below terms and conditions in connection with this Transaction for all Parties’ observance.

第一条            定义

Article 1 Definition

1.1	为表述方便, 在本协议中, 除非另有说明, 以下左栏所列词语具有该词语相应右栏所作表述的定义:

For the purpose of this Agreement, unless otherwise provided herein, the terms in the left column herein have the meanings ascribed to them in the right column as follows:

标的公司 Target Company	指 shall mean

Plastec International Holdings Limited (炜丰国际控股有限公司), 为一家依据英属维尔京群岛法律合法成立并有效存续的有限公司, 主要业务为精密模塑业务, 拥有本协议附件所示境内外附属公司。

Plastec International Holdings Limited, a limited liability company organized and existing under the laws of the British Virgin Islands and holding the domestic and offshore subsidiaries as listed in Exhibit A of this Agreement, the principal business of which is precision mold and plastic injection manufacturing.

标的股权 Target Share	指 shall mean

按照本协议乙方拟转让、香港子公司拟受让的标的公司的一股股权, 代表了标的公司发行在外的100%股权。

1 share of the Target Company, representing 100% of the issued and outstanding shares of the Target Company, to be sold and transferred by Party B to the HK Subsidiary as contemplated hereunder.

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香港子公司 HK Subsidiary	指 shall mean	作为标的股权实际受让方的、甲方拟通过丙方于香港依法设立的一家全资附属公司。 the transferee of the Target Share which shall be an indirect wholly-owned subsidiary of Party A to be formed under the laws of Hong Kong by Party C.

本次发行 Issuance	指 shall mean

甲方拟实施的非公开发行股票募集资金的行为, 甲方应将该等募集资金依法汇入香港子公司, 作为香港子公司向乙方支付收购标的股权的转让价款。

the issuance of shares by Party A through private placement, the proceeds of which shall be injected to the HK Subsidiary by Party A in accordance with the law and used by the HK Subsidiary to purchase the Target Share from Party B.

本次交易 Transaction	指 shall mean

根据本协议甲方通过非公开发行股票募集资金方式筹措资金, 并依法将该等资金汇入香港子公司, 供香港子公司以现金支付方式收购乙方持有的标的股权。

the transaction contemplated hereby, pursuant to which Party A raises funds through private placement and injects such funds to the HK Subsidiary in accordance with the law for the HK Subsidiary to purchase the Target Share from Party B in cash.

先决条件 Conditions Precedent	指 shall mean	本协议第7条约定的条件。 the conditions set forth in Section 7.

评估基准日 Base Date of Valuation	指 shall mean	本协议各方协商一致确认的标的股权的审计、评估基准日, 即2015年7月31日。 the base date agreed by the Parties for audit and valuation of the Target Share, i.e. July 31, 2015.

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股权交割日 Closing Date	指 shall mean	标的公司的股东名册上将香港子公司登记为持有标的股权的股东之日。 the date on which the HK Subsidiary is registered as the holder of the Target Share as evidenced by the register of members of the Target Company.

过渡期 Transitional Period	指 shall mean	自评估基准日始至股权交割日之间的时间段。 the period commencing from the Base Date of Valuation to the Closing Date.

业绩承诺期间 Performance Commitment Period	指 shall mean	截至于2015年12月31日、2016年12月31日、2017年12月31日、2018年12月31日的四个财年。 each of the four fiscal years ended December 31, 2015, 2016, 2017 and 2018, respectively.

标的股权交割 Closing	指 shall mean	标的公司的股东名册上将香港子公司登记为持有标的股权的股东。 the registration of the HK Subsidiary as the holder of the Target Share as evidenced by the register of members of the Target Company.

评估报告 Share Valuation Report	指 shall mean	具有证券、期货从业资格的评估机构就标的股权截至评估基准日的价值进行评估而出具的评估报告。 the valuation report of the Target Share as of the Base Date of Valuation by a valuation agency with qualification of securities and futures.

专项审核报告 Special Audit Report	指 shall mean

具有证券、期货业务资格的会计师事务所就标的公司业绩承诺期间内各财年度净利润承诺实现情况出具的专项审核报告。

the special audit report on the annual net profits of the Target Company in each fiscal year during the Performance Commitment Period issued by an accounting firm with qualification of securities and futures.

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业绩审核报告 Performance Audit Report	指 shall mean

根据本协议第3.5条约定, 由相关审计机构就标的公司及其境内外附属公司于业绩承诺期间内各财年度净利润承诺实现情况出具的合并审核报告。

the relevant consolidated audit reports on the annual net profits of the Target Company and its domestic and offshore subsidiaries in each fiscal year during the Performance Commitment Period issued by the relevant audit firm appointed under Section 3.5 of this Agreement.

中国 PRC	指 Shall mean

中华人民共和国, 为本协议之目的, 不包括香港、澳门特别行政区和台湾地区)

the People’s Republic of China, for the purpose of this Agreement, shall exclude the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the territory of Taiwan.

中国证监会 CSRC	指 shall mean	中国证券监督管理委员会。 China Securities Regulatory Commission.

深交所 SZSE	指 shall mean	深圳证券交易所。 Shenzhen Stock Exchange.

税费 Taxes	指 shall mean

任何及一切应缴纳的税费, 包括但不限于征收、收取或摊派的任何增值税、所得税、营业税、印花税、契税或其他适用税种, 或中国境内外政府有关部门征收的费用。

all or any payable taxes, including but not limited to, value added, income, business, stamp, deed or other applicable taxes or expenses levied by relevant domestic or foreign governmental authorities.

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工作日 Business Days	指 shall mean	除法定节假日以外的中国法定工作时间。 any working days except national holidays of PRC.

1.2	本协议各条款的标题仅为方便查阅之用, 不得影响本协议的解释。

Headings in this Agreement are only for convenience of reference and shall not be considered as interpretation of this Agreement.

1.3	对本协议或任何协议的提及应解释为包括可能不时修订、变更或更新之后的有关协议。

All references of this Agreement or other agreements shall be interpreted to include the relevant agreements as amended, modified or restated from time to time.

第二条            本次交易的整体方案

Article 2 Arrangement of the Transaction

2.1	甲方和丙方同意根据本协议的条款通过其香港子公司购买、且乙方同意根据本协议的条款出售标的股权, 该等转让完成后标的公司将成为甲方的间接全资子公司。

Party A and Party C agree to purchase, through their HK Subsidiary, the Target Share from Party B, who agrees to sell the same to the HK Subsidiary, in accordance with the terms and conditions set forth herein; upon the consummation of which the Target Company shall become an indirect wholly owned subsidiary of Party A.

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2.2	甲方应通过非公开发行其股份募集不少于人民币12.5亿元的资金, 并依法将该资金汇入, 并促使其香港子公司使用该等资金以现金支付方式向乙方购买其持有的标的股权。

Party A shall raise no less than RMB1,250,000,000 through private placement of its shares, and inject such funds to the HK Subsidiary in accordance with the law and procure the HK Subsidiary to utilize such funds to purchase the Target Share from Party B in cash.

2.3	各方同意, 本次交易的作价由各方根据具有证券、期货业务资格的评估机构出具的评估报告中确认的标的股权的评估值确定, 该评估机构由甲方委聘并由甲方负担费用。标的股权的评估基准日为2015年7月31日, 根据评估机构就本次交易出具的《评估报告》( 中同华评报字(2015) 第766号) , 标的股权的评估值为人民币12.52亿元, 各方协商确定的最终交易价格为人民币12.5亿元( 以下简称“转让价款”) 。

The Parties acknowledge the consideration for this Transaction shall be determined with reference to the valuation of the Target Shares as confirmed in a Share Valuation Report issued by a valuation agency with qualification of securities and futures engaged by and at the costs of Party A. The Base Date of Valuation is July 31, 2015. In accordance with the Share Valuation Report issued by the aforesaid valuation agency for this Transaction (China Alliance Appraisal Report numbered 766 of 2015), the valuation of the Target Share is RMB1,252,000,000 and the final transfer price of the Target Share, upon negotiations of the Parties, has been agreed at RMB1,250,000,000 (the “Transfer Price”).

2.4	各方同意, 转让价款应按照如下方式分期支付:

The Parties agrees that the Transfer Price shall be paid in instalments as follows:

(1)	本次发行获得中国证监会核准且对应募集资金到甲方账上之日起60日内, 甲方或丙方应通过其香港子公司向乙方支付转让价款的70%, 即人民币8.75亿元( 以下简称“首期转让价款”) 。甲方应尽最大努力促使本次发行相关的募集资金在中国证监会核准后尽快到账并依法将该资金汇入其香港子公司。

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Party A or Party C shall, through the HK Subsidiary, pay Party B 70% of the Transfer Price, i.e. RMB875,000,000) (the "Initial Payment") within 60 days after CSRC’s approval of the Issuance and Party A’s receipt of the funds raised through the Issuance. Party A shall use best efforts to cause the funds raised from the Issuance to be credited to Party A’s account and inject such funds to the HK Subsidiary in accordance with the law as soon as possible after CSRC’s approval of the Issuance.

(2)	甲方本次发行所获得剩余募集资金应按照相关募集资金管理规定专户存放, 且应由甲乙双方共同监管。甲方或丙方应通过其香港子公司根据以下表格以及本协议第三条向乙方分期支付剩余的转让价款( 以下简称“剩余转让价款”) , 即人民币3.75亿元。

The remaining amount raised by Party A through the Issuance shall be deposited into a bank account designated solely for the purpose of the Transaction in accordance with relevant regulations applicable to the Issuance, and to be supervised and administered by Party A and Party B jointly. Party A or Party C shall, through the HK Subsidiary, pay the remaining Transfer Price (the "Remaining Amount"), i.e. RMB375,000,000, to Party B in accordance with the table below and Article 3.

	如果标的公司的实际净利润达到2016年业绩承诺 If the actual net profit of the Target Company meets 2016 Performance Commitment	如果标的公司的实际净利润达到2017年业绩承诺 If the actual net profit of the Target Company meets 2017 Performance Commitment	如果标的公司的实际净利润达到2018年业绩承诺 If the actual net profit of the Target Company meets 2018 Performance Commitment

对应年度应付的剩余转让价款为 The Remaining Amount payable with respect to the corresponding year shall be	9.06% 转让价款 of the Transfer Price	9.95% 转让价款 of the Transfer Price	10.99% 转让价款 of the Transfer Price
支付金额为 Payment Amount shall be	人民币11,325万元 RMB113,250,000	人民币12,438万元 RMB124,380,000	人民币13,737万元 RMB137,370,000

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2.5	甲方及丙方同意, 如果标的公司的当年实际净利润达到业绩承诺, 按照第2.4条当年应付的剩余转让价款应由甲方或丙方通过其香港子公司在对应年度(i)专项审核报告出具日或(ii)甲方合并审计报告出具日( 以较早的时间点为准) 之日起60日内( 对应年度的“支付期限”) 一次性向乙方以现金支付完毕, 但本协议第三条另有约定的除外。

Unless otherwise provided in Article 3 of this Agreement, Party A and Party C agree that if the Target Company’s actual net profit for a year is no less than the Performance Commitment of such year, Party A or Party C shall, through the HK Subsidiary, pay to Party B in cash the Remaining Amount for such year as set forth in Section 2.4 in a lump sum payment within 60 days from the earlier of (i) the issuing date of the Special Audit Report or (ii) the issuing date of Party A’s consolidated audit report, of such corresponding fiscal year (the “Payment Deadline” of the corresponding year).

2.6	甲方确认, 其预计本次发行的募集资金数额不低于转让价款, 如果出于任何原因本次发行的募集资金数额低于转让价款, 本次交易亦不应当受到影响, 并且在此情況下甲方保证以其他方式自筹资金, 并通过其香港子公司向乙方支付本次发行的募集资金数额和转让价款之间的差额。

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Party A confirms that it estimates that the proceeds to be raised from the Issuance shall be no less than the Transfer Price. The Transaction contemplated hereby shall not be affected if the proceeds to be raised from the Issuance is less than the Transfer Price for any reason, in which case Party A hereby warrants to pay, through the HK Subsidiary, to Party B the shortfall between the Transfer Price and the proceeds from Issuance with funds raised by Party A through other means.

第三条            业绩承诺

Article 3 Performance Commitment

3.1	标的公司根据及按照其2014年12月31日结束的财年度经审计的年度审计报告中相等的会计政策和会计估计计算的基础上, 乙方承诺标的公司的2015年12月31日、2016年12月31日、2017年12月31日和2018年12月31日结束的财年扣除非经常损益后经审计的净利润分别不少于港币13,434.3万、16,121.1万、17,708.8万、19,540.8万( 当年的“业绩承诺”) ; 但是, 如果甲方或丙方直接或间接( 通过其香港子公司) 地对第6.3条有任何违反, 那么该等违反期间所涉及的年份的业绩承诺应视为满足, 甲方或丙方应按照本协议约定, 通过其香港子公司足额支付相应的剩余转让价款。

Based on and in accordance with equivalent accounting policies and accounting estimations as applied in the Target Company’s annual audit report for the year ended December 31, 2014, Party B undertakes and warrants that, the audited net profit of the Target Company, deducting non-recurring gains and losses, for each of the fiscal years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018 shall be no less than HK$134,343,000, 161,211,000, 177,088,000 and 195,408,000, respectively (the “Performance Commitment” of such year); provided that in the event that Party A or Party C, directly or indirectly through the HK Subsidiary, breaches Section 6.3, then the Performance Commitment of the year in which such breach occurs and exists shall be deemed satisfied, in which case Party A or Party C shall pay, through the HK Subsidiary, the Remaining Amount correspondingly in full payment in accordance with this Agreement.

3.2	在满足或应视为满足本协议第6.3条约定的前提下, 各方同意应按标的公司在业绩承诺期间当年实际净利润之实现情况, 根据下列安排调整剩余转让价款实际支付乙方的额度, 即:

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All Parties agree, upon the fulfillment or deemed fulfillment of conditions set forth in Section 6.3 and by reference to the actual net profit of the Target Company achieved in any relevant year during the Performance Commitment Period, actual extent of the Remaining Amount payable to Party B for such year shall be adjusted as follows, namely:

(1)	如标的公司当年度实际实现净利润低于当年承诺金额但高于当年业绩承诺净利润的80%( 含本数) 时, 则对应年度应付给乙方的剩余转让价款应按照实际净利润占当年的业绩承诺的相同比例以作调整及支付;

If the actual net profit of the Target Company in any relevant year is less than the Performance Commitment of such year but more than or equal to 80% thereof, then the corresponding Remaining Amount payable to Party B for such year shall be adjusted proportionately at that same rate;

(2)	如标的公司当年度实际实现净利润低于当年业绩承诺净利润的80%( 不含本数) 时, 则暂时不需向乙方支付本协议第2.4条第(2)项所列对应年度的剩余转让价款或其任何部分, 而应延迟至下一年度累计计算实际已完成净利润总额占合计承诺净利润总额的比例( 以下简称“平均完成比例”) , 并按照下列表格支付; 但平均完成比例不应超过100%, 且应支付的剩余价款不应超过2.4(2)条中的金额:

If the actual net profit of the Target Company in any relevant year is less than 80% of the Performance Commitment of such year, then the corresponding Remaining Amount payable to Party B for such year under Section 2.4(2) of this Agreement, or any part thereof, will be temporarily withheld and the payment or otherwise of which shall be dealt with the following year by reference to percentage of the cumulative actual net profits of the Target Company for the combined relevant years relative to the total Performance Commitment for such years (such rate, as averaged out, being referred to as “Average Cumulative Rate”) and restricted to circumstances set forth in the table below; provided that the corresponding Remaining Amount payable in any relevant year, or as averaged out, shall not exceed 100% of the percentages or the amounts specified in Section 2.4(2) of this Agreement.

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实际完成 净利润比例 Proportion of Actual Net Profit to Performance Commitment	2016年度 Year of 2016	2017年度 Year of 2017	2018年度 Year of 2018

低于80% ( 不含本数) Less than 80%	暂不支付 Temporarily withheld	暂不支付 Temporarily withheld	不支付 No Payment

高于80%( 含本数) , 低于100%( 不含本数) More than or equal to 80% but less than 100%	按该年度完成比例支付 Pay at that same rate	按该年度完成比例或平均完成比例支付* Pay at actual rate for 2017 or at the Average Cumulative Rate*	按该年度完成比例或平均完成比例支付** Pay at actual rate for 2018 or at the Average Cumulative Rate**

100%( 含本数) 以上 More than or equal to 100%	全额支付 Pay in full	全额支付或按平均完成比例支付* Pay in full or at the Average Cumulative Rate*	全额支付或按平均完成比例支付** Pay in full or at the Average Cumulative Rate**

* 按平均完成比例支付仅限于2016年度实现业绩低于80%( 不含本数) 而暂不支付该年度业绩达标应支付金额的情况, 如: 2016年与2017年平均完成比例仍低于80%( 不含本数) , 但2017年当年度实现业绩比例高于80%( 含本数) , 则仅按2017年业绩完成比例支付当年度应支付的股权转让款, 2016年度暂不支付的股权转让款不再支付; 如2016年与2017年平均完成比例高于80%( 含本数) , 则按平均完成比例支付2016和2017年度合计应支付的股权转让款。

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* Payment at the Average Cumulative Rate only occurs when the actual performance of 2016 is less than 80% of the Performance Commitment for such year, in which case, the corresponding Remaining Amount payable that year will be temporarily withheld. For instance, if the Average Cumulative Rate for 2016 and 2017 is less than 80%, while the 2017 actual net profit to Performance Commitment rate is more than or equal to 80% (hence the 2017 corresponding Remaining Amount shall be paid at that 2017 rate), the 2016 withheld Remaining Amount or any part thereof shall not be paid and be extinguished. If the Average Cumulative Rate for 2016 and 2017 is more than or equal to 80%, the 2016 and 2017 corresponding Remaining Amount shall be paid at the Average Cumulative Rate.

* * 按平均完成比例支付仅限于以下两种情况: (1) 2016年度及2017年度实现业绩均低于80%( 不含本数) 而暂不支付对应股权转让款的情况, 则合并计算三个年度的平均完成比例, 如平均完成比例仍低于80%( 不含本数) , 但2018当年度实现业绩高于80%( 含本数) , 则仅按2018年完成比例支付当年度应支付的股权转让款, 2016和2017年度暂不支付的股权转让款不再支付。如三个年度平均完成比例高于80%( 含本数) , 则按平均完成比例支付2016、2017和2018年度合计应支付的股权转让款。(2) 2016年度高于80%( 含本数) 并已支付了相应的股权转让款, 但2017年度低于80%( 不含本数) 的情况, 则合并计算2017和2018年度的平均完成比例, 如平均完成比例仍低于80%( 不含本数) , 但2018年当年度实现业绩高于80%( 含本数) , 则仅按2018年完成比例支付当年度应支付的股权转让款, 2017年度暂不支付的股权转让款不再支付。如平均完成比例高于80%( 含本数) , 则按平均完成比例支付2017年度和2018年度合计应支付的股权转让款。

** Payments at the Average Cumulative Rate only occur in the scenarios outlined in the following two categories: (1) when the Average Cumulative Rate for both 2016 and 2017 is less than 80% (in which case, the corresponding Remaining Amount payable those years will be temporarily withheld) and if upon consolidating 2018 performance, the Average Cumulative Rate is still less than 80% but the 2018 actual net profit to Performance Commitment rate is more than or equal to 80% (hence the 2018 corresponding Remaining Amount shall be paid at that 2018 rate), the 2016 and 2017 withheld Remaining Amount or any part thereof shall not be paid and be extinguished. If the Average Cumulative Rate for all three years is more than or equal to 80%, then 2016 through 2018 corresponding Remaining Amount shall be paid at the Average Cumulative Rate; (2) if the 2016 actual net profit to Performance Commitment rate is more than or equal to 80% (and the corresponding Remaining Amount for 2016 has been paid at that 2016 rate), but that the 2017 actual net profit to Performance Commitment rate is less than 80% and if upon consolidating the 2017 and 2018 performance, the Average Cumulative Rate is still less than 80%, but the 2018 actual net profit to Performance Commitment rate is more than or equal to 80% (hence the 2018 corresponding Remaining Amount shall be paid at that 2018 rate), the 2017 withheld Remaining Amount or any part thereof shall not be paid and be extinguished. If the Average Cumulative Rate for 2017 and 2018 is more than or equal to 80%, the 2017 and 2018 corresponding Remaining Amount shall be paid at the Average Cumulative Rate.

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(3)	为免存疑, 各方同意, 按上述方法计算时, 在累计计算的情况下, 之前年度已支付的剩余转让价款不再退还, 与已支付金额对应的净利润业绩亦不再重复计算; 就暂不支付年度对应的支付金额, 甲方或丙方仍应按照上述平均完成比例计算应合计支付的支付金额, 并在本协议第2.5条规定的期限内, 通过其香港子公司向乙方一次性支付完毕。

For the avoidance of doubt, all Parties agree when making the aforesaid cumulative quantification, any Remaining Amount already paid in prior years shall not be refunded and the corresponding actual net profit applicable thereto shall not be doubly counted in quantification for subsequent years. As for any Remaining Amount which is temporarily withheld, Party A or Party C shall pay, through the HK Subsidiary, the amounts cumulating therefrom at the foregoing Average Cumulative Rate and in full within the due date set forth in Section 2.5.

3.3	各方同意, 标的公司2016-2018年的三年累计实际实现的净利润总和超出累计业绩承诺的总和时, 超出部分的30%应作为奖励资金, 全额奖励予标的公司的包括乙方指定人士在内的经营管理团队( 以下简称“业绩奖励”) 。

The Parties agree, if the cumulative actual net profits for the 3 years ended December 31, 2018 exceeds the cumulative Performance Commitment for the 3 years ended December 31, 2018, 30% of the surplus shall be distributed to the Target Company’s management team, including those designated by Party B, (the "Performance Bonus") in cash as bonus.

3.4	各方同意, 在2018年度专项审核报告出具之日起30个工作日内, 由标的公司届时董事会在征求甲方的意见后确定业绩奖励的经营管理团队具体范围和分配金额( 以下统称“具体奖励方案”) , 就向乙方指定的有关经营管理团队成员支付的奖励金额, 标的公司应当在上述具体奖励方案经董事会通过之日起30个工作日内一次性支付至有关经营管理团队成员指定账户, 由此产生的税负由相关方依法承担。为免疑义, 各方同意共同指定具有证券、期货从业资格的、并由甲方委聘及负担费用的会计师事务所出具专项审核报告。

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The Parties agree, within 30 Business Days from the issuing date of the Special Audit Report for the fiscal year ended December 31, 2018, the board of directors of the Target Company shall determine the composition of members of the management team entitled to Performance Bonus and the amounts to be distributed to each of them after consultation with Party A (the “Concrete Bonus Program”). As for the Performance Bonus payable to relevant members of the management team designated by Party B, the Target Company shall effect payment of the same to the relevant account(s) designated by such members of the management team, by a lump-sum payment to be credited within 30 days from the date that the Concrete Bonus Program has been approved by the Target Company’s board of directors. Each relevant party shall bear its own taxes incurred thereby. For the avoidance of doubt, the Parties agree that an audit accounting firm with the qualification of securities and futures shall be jointly selected by the Parties and engaged by Party A to produce the Special Audit Report, with the corresponding costs borne by Party A.

3.5	在业绩承诺期内, 只要Sze-To Kin Sun先生、甯豪良先生及/或Tan Chin Hien先生中任何两位或以上人士担任标的公司董事或经营管理层人员, 则业绩承诺期内标的公司及其境内外附属公司的审计机构即应由Sze-To Kin Sun先生、甯豪良先生及/或Tan Chin Hien先生决定, 并由相应的被审计的标的公司及其境内外附属公司聘请及负担费用, 以出具相关业绩审核报告。

During the Performance Commitment Period, as long as two or more of Mr. Sze-To Kin Sun, Mr. Ning Ho Leung and/or Mr. Tan Chin Hien continue as directors or members of the management team of the Target Company, the audit firms of the Target Company and its domestic or offshore subsidiaries in the Performance Commitment Period shall be determined by Mr. Sze-To Kin Sun, Mr. Ning Ho Leung and/or Mr. Tan Chin Hien, and shall be engaged by the corresponding Target Company and its domestic or offshore subsidiaries, with the corresponding costs borne by them, for the purpose of producing the relevant Performance Audit Report.

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3.6	如果就业绩承诺期间内的任何一个财年, 甲方委聘的会计师事务所出具的专项审核报告与业绩审核报告结果存在差异, 导致甲乙双方对于该财年是否满足业绩承诺要求及是否具备业绩奖励条件存在不同意见, 则双方应于专项审核报告与并表业绩审核报告出具之日( 以最后出具的报告日期为准) 起30日内经友好协商确定最终审核结果。如果在前述期限内甲乙双方仍不能就最终审核结果达成一致意见, 则甲乙双方应各自承担一半费用, 聘请一家双方认可的第三方审计机构出具最终审核报告, 作为本协议项下的有关剩余转让价款和业绩奖励的支付条件是否满足的依据。

Where the result in the Special Audit Report issued by the accounting firm engaged by Party A is inconsistent with the Performance Audit Report for any fiscal year during the Performance Commitment Period thereby giving rise to disagreement between Party A and Party B as to whether or not the Performance Commitment and the conditions for Performance Bonus are satisfied, Party A and Party B shall determine the final audit result through friendly negotiation within 30 days from the later of the issuing date of the Special Audit Report or the consolidated Performance Audit Report. In the event that Party A and Party B cannot reach an agreement on the final audit result within the above mentioned period, they shall jointly engage a third party audit firm, with 50% of the costs borne by each party, to issue a final audit report for the purpose of performing matters under this Agreement concerning payment of Remaining Amount and Performance Bonus.

第四条            有关标的公司利润处理

Article 4 Profits of the Target Company

4.1	乙方承诺标的公司截至评估基准日, 按照其目前适用的会计政策和会计估计的净资产为不低于4.2亿元港币。

Party B represents and warrants that, as of the Base Date of Valuation, the net assets of the Target Company, in accordance with the current applicable accounting policies and accounting estimations of the Target Company, shall be no less than HK$420,000,000.

4.2	各方同意标的公司在本协议签订后至股权交割日期间不得进行利润分配。甲方、丙方同意, 并将促使香港子公司同意, 在业绩承诺期间, 在具备分红条件的前提下, 标的公司( 包括其境内外附属公司) 每年度现金分红比例不低于可分配利润的30%且不高于可分配利润的40%。

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The Parties agree the Target Company shall not pay any dividends from the date hereof to the Closing Date. Party A and Party C agree and shall procure the HK Subsidiary to agree that during the Performance Commitment Period, so long as the conditions for dividend payment are satisfied, the Target Company (includes its domestic and foreign subsidiaries) shall distribute dividend in cash no less than 30 % and no more than 40% of its distributable profits per annum.

第五条            有关期间损益及过渡期安排

Article 5 Profits and Losses and Arrangements During Transitional Period

5.1	各方同意, 应通力合作、全力配合, 尽快完成第7条中的交割条件。

The Parties shall cooperate and provide each other with all necessary assistance to cause the closing conditions set forth in Section 7 to be satisfied.

5.2	各方同意, 在标的股权交割发生的前提下就基准日至股权交割日的过渡期内标的股权产生的分红或其他分派由香港子公司享有。同时, 乙方承诺标的公司至股权交割日按照其前一年度经审计的年度审计报告中的会计政策和会计估计的净资产为不低于4.2亿元港币, 如低于则由乙方以现金补足即可, 乙方无需承担任何违约责任。

The Parties agree that the HK Subsidiary shall be entitled to any dividend or other distributions derived from the Target Share during the Transitional Period; provided that Closing is to occur. Party B further represents and warrants that, as of the Closing Date and based on and in accordance with equivalent accounting policies and accounting estimations as applied in the Target Company’s prior year audit report, the net assets of the Target Company shall be no less than HK$420,000,000. If the foregoing net assets is to fall short of HK$420,000,000, what needs to be done is for Party B to pay the shortfall in cash without bearing any further consequential liability.

5.3	在过渡期间内, 乙方保证在法律法规允许的范围内: (a) 标的公司在正常业务过程中按照与以往惯例及谨慎商业惯例一致的方式经营其主营业务; (b) 尽合理努力维护构成标的公司主营业务的主要资产保持良好状态, 维护其与客户、员工和其他相关方的所有良好关系。

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During the Transitional Period, Party B undertakes that to the extent permitted by law: (a) the ordinary course of the principal business of the Target Company shall be conducted in a way consistent with its usual prior practices and commercial prudence; (b) it shall use its reasonable efforts to maintain the major assets material to and underlying the Target Company’s principal business in good order and conditions and to maintain good relationships between the Target Company and its clients, employees and other relevant parties.

5.4	如果乙方要求, 甲方和丙方应尽最大努力及时向乙方提供关于其自身以及本次交易的相关信息, 以及其他必要的协助, 以协助乙方准备其发给股东的股东大会材料。

Each of Party A and Party C shall, upon request of Party B, use their best efforts to promptly provide Party B with relevant information with respect to itself and the Transaction and any other necessary assistance so as to facilitate Party B’s preparation of proxy materials to be sent to its shareholders.

第六条            标的股权交割及后续整合安排

Article 6 Closing and Follow-up Arrangements

6.1	各方同意, 第7条中的交割条件满足且乙方收到标的股权首期转让价款后30日内完成交割。自股权交割日起, 基于标的股权的一切权利和义务由香港子公司享有和承担。

The Parties agree that Closing shall be completed within 30 days after the receipt of the Initial Payment by Party B and the closing conditions set forth in Section 7 have been satisfied. The HK Subsidiary shall be entitled to all rights and bear all obligations as a holder of the Target Share from the Closing Date.

6.2	乙方应在交割日向香港子公司提供(i)标的公司更新的股东名册, 显示香港子公司已登记为标的公司的股东, 以及(ii)标的公司更新的董事名册, 显示甲方或丙方通过其香港子公司指定的两位代表已登记为标的公司的董事。甲方或丙方, 通过其香港子公司, 应就上述手续提供必要的协助。

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On the Closing Date, Party B shall provide to the HK Subsidiary (i) a copy of the Target Company’s register of members, updated to reflect that the HK Subsidiary as the registered holder of the Target Share, and (ii) a copy of the Target Company’s register of directors, updated to reflect that two representatives of Party A or Party C, designated through the HK Subsidiary, have been appointed as the directors of the Target Company. Party A and Party C shall, through the HK Subsidiary, provide all necessary assistance in connection with the foregoing procedures.

6.3	各方同意, 股权交割日起至2018年12月31日, 标的公司的公司治理结构安排如下:

The Parties agree on the following corporate governance arrangement of the Target Company from the Closing Date through December 31, 2018:

(1)	标的公司设董事会, 由3人组成, 其中2人由甲方或丙方通过香港子公司委派, 另外1人由乙方委派。通过香港子公司委派的其中一位董事担任标的公司的董事长, 标的公司的总经理由乙方提名, 及在不损害第6.3(2)条下, 标的公司的副总经理及主管财务负责人由甲方通过香港子公司提名, 各方应促使上述被提名人选由标的公司董事会聘任。为免存疑, 各方确认, 在交割后的业绩承诺期内, 届时, 甲方有权通过其附属公司向标的公司下属各境内外附属公司增派不多于1名董事, 具体由各方于股权交割日后经友好协商确定, 除各方前述或另有约定外, 各方同意标的公司及其下属各境内外附属公司的现任管理层及经营模式、经营方向保持不变。

The Target Company shall establish a Board of Directors consisting of 3 directors. Party A or Party C shall, through the HK Subsidiary, appoint 2 directors and Party B shall appoint 1 director. The Chairman of the Board shall be one of the directors appointed by and through the HK Subsidiary. The General Manager of the Target Company is to be nominated by Party B. Without prejudice to Section 6.3(2), the Deputy-General Manager and Chief Finance Officer of the Target Company shall be nominated by Party A, through the HK Subsidiary. The Parties shall procure the aforementioned nominees to be appointed by the Target Company’s Board of Directors. For the avoidance of doubt, the Parties acknowledge that, during the Performance Commitment Period after Closing, Party A is entitled to appoint no more than 1 additional director to any domestic and foreign subsidiaries of the Target Company through its subsidiaries at that time, specifics of which will be confirmed through friendly negotiations between the Parties after Closing. Save as aforesaid or unless otherwise agreed, the Parties agree the present management team, business model and operating direction of the Target Company and its domestic and foreign subsidiaries shall remain unchanged.

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(2)	甲方有权通过香港子公司向标的公司委派经甲方和标的公司现有经营管理团队均认可的主管财务负责人和相关财务人员, 该等财务人员同时向甲方和标的公司董事会、标的公司总经理汇报工作。

Party A is entitled to appoint the Chief Finance Officer and other finance officers to the Target Company, through the HK Subsidiary. The foregoing officers shall be approved by Party A and the present management team of the Target Company. The foregoing officers shall report to Party A, Board of Directors and the General Manager of the Target Company.

(3)	股权交割后, 标的公司( 包括其下属各境内外附属公司) 应当遵守所适用的法律、法规、规章、规范性文件以及其被知会的甲方《公司章程》及其规章制度规定的关于甲方子公司的管理制度, 但各方另有约定的除外。

After Closing, the Target Company (including its domestic and foreign subsidiaries) shall comply with the applicable laws, rules, regulations, standards and, to the extent the Target Company has been notified of and unless otherwise provided, such articles of association of Party A, its rules, systems and regulations as relating to systems of management over subsidiaries of Party A.

6.4	各方确认, 除本协议另有约定外, 本次交易不涉及标的公司及其境内外附属公司员工变动, 该等员工的劳动关系不变; 股权交割日后至业绩承诺期间, 甲方及丙方同意, 并应促使香港子公司同意继续保证标的公司及其境内外附属公司的员工稳定。

All Parties acknowledge that, unless otherwise provided in this Agreement, the Transaction does not involve any employee changes of the Target Company or its domestic and foreign subsidiaries, whose employment relationships with their employees shall not be altered. After the Closing Date and during the Performance Commitment Period, Party A and Party C agree and shall procure the HK Subsidiary to agree to continuously warrant the stability of workforce in the Target Company and its domestic and foreign subsidiaries.

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6.5	就乙方通过标的公司以外的其他附属公司已于2015年6月16日在广东省开平市依法设立的开平市百汇模具科技有限公司( 以下简称“开平公司”) 、其名下新建厂房尚处于动工建设阶段, 各方同意于本次交易完成后, 开平公司开始正式运营之前, 乙方承诺, 甲方( 或甲方指定的公司) 有权以开平公司股东实际投入的经审计的原始货币资金金额作为对价收购开平公司100%的股权, 具体收购事宜由各方届时另行协商落实。

On June 16, 2015, Party B (through its other subsidiary, which is not under the Target Company) established 开平市百汇模具科技有限公司 (the “Kaiping Company”) pursuant to applicable law in Kaiping City, Guangdong Province, under which a new factory premises is still under construction. The Parties agree, upon the completion of the Transaction and prior to the official operation of the Kaiping Company, Party B undertakes and warrants that Party A (or company designated by Party A) is entitled to acquire 100% shareholding of the Kaiping Company for a consideration equivalent to the actual registered capital injected by its shareholders, as to be audited. The Parties shall separately consult upon specifics of such acquisition and its implementation at an opportune time.

第七条            本协议的交割条件

Article 7 Closing Conditions

7.1	各方同意, 本协议下的交割受限于下列先决条件的满足:

The Parties agree that the Closing contemplated hereby shall be subject to the satisfaction of the following Conditions Precedent:

(1)	本协议及本次交易所需的相关文件已经各方或相关方依法签署;

The Parties and any relevant parties have signed this Agreement and all the relevant documents of the Transaction in accordance with law;

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(2)	甲方董事会和股东大会审议通过本次交易;

The Transaction has been considered and approved both at the board of directors meeting and at the shareholders’ meeting of Party A;

(3)	乙方董事会( 经其特别委员会推荐) 和股东大会审议通过本次交易;

The Transaction has been considered and approved both at the board of directors meeting (on the recommendation of its special committee) and at the shareholders’ meeting of Party B;

(4)	丙方董事会审议通过本次交易, 股东决定通过本次交易;

The Transaction has been considered and approved at the board of directors meeting and by the sole shareholder of Party C;

(5)	中国证监会核准本次发行且甲方募集资金到位;

The CSRC has approved the Issuance and the proceeds raised therefrom have been fully received by Party A;

(6)	香港子公司已合法设立并取得《商业登记证》, 且香港子公司的董事及股东已审议通过本次交易并已履行本协议第13.3条约定。

The HK Subsidiary has been duly incorporated and obtained its business registration certificate, the Transaction has been considered and approved by its director(s) and shareholder(s) and it has performed what is required of it under Section 13.3 of this Agreement.

7.2	如本次交易交割前, 本次交易适用的法律予以修订并提出其他强制性审批要求或豁免部分行政许可事项的, 各方以届时生效的法律、法规为准调整本次交易交割的先决条件。

If, prior to Closing of the Transaction, any laws applicable to the Transaction have been amended entailing additional mandatory approval requirements or waiver of certain administrative authorizations, the Parties shall in that case vary the Conditions Precedent in accordance with the applicable laws and regulations as in force at the time.

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第八条            陈述、保证与承诺

Article 8 Representations and Warranties

8.1	乙方就本协议的签署及履行作出陈述、保证与承诺如下:

In connection with the execution and implementation of this Agreement, Party B hereby represents and warrants that:

(1)	乙方是一家根据开曼群岛法律依法设立并有效存续的有限公司, 有权签订并履行本协议;

Party B is organized and validly existing under the laws of the Cayman Islands and has the authority to enter into and perform this Agreement;

(2)	除公开信息及已向甲方披露外, 乙方保证标的公司不存在向第三方提供的对外担保、税务纠纷和帐外债务, 如发现有交割日以前的对外担保、税务纠纷和帐外债务的情形给标的公司造成的损失, 全部由乙方承担;

Except for information that is publicly available or which has already been disclosed to Party A, Party B represents and warrants that the Target Company has not given any guarantees to any third parties, not been subject to any tax disputes or off-balance sheet debts. If there exists any of the foregoing prior to the Closing Date resulting in any losses and damages to the Target Company, Party B shall be fully responsible therefor;

(3)	乙方向甲方、丙方及其聘请的中介机构提供的资料、文件及数据均是真实、准确、完整的, 并无重大隐瞒、遗漏、虚假或误导之处;

The documents, materials and information provided by Party B to Party A, Party C and any intermediaries engaged by them are true, accurate and complete without material concealment or omission, not false or misleading;

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(4)	乙方保证其合法持有且有权转让标的股权, 标的股权上不存在任何质押、查封、冻结或其他任何限制转让的情形;

Party B is the legal owner of the Target Share and is entitled to transfer the Target Share. The Target Share is not subject to any liens, sequestration, Mareva process or any encumbrances preventing their transfer;

(5)	乙方保证不存在以委托持股、信托持股或其他类似的方式为他人代持标的股权;

Party B represents and warrants that it is not holding the Target Share as a custodian or on trust or under similar arrangement for the benefit and on behalf of any third parties;

(6)	除本协议第6.5条另有约定外, 乙方保证其交割后不再从事与标的公司相同或类似的业务;

Unless otherwise provided in Section 6.5, Party B represents and warrants that it shall not engage in the same or similar business of the Target Company after Closing;

(7)	乙方会促使其最大单一实益股东(即司徒建新先生)及其按中国证监会《上市公司信息披露管理办法》中规定的关联方保证交割后不再从事与标的公司相同或类似的业务;

Party B shall procure its single largest beneficial shareholder (i.e. Mr. Sze-To Kin Sun) and his affiliates, as the term is defined by 《上市公司信息披露管理办法》(The Administrative Measures for the Disclosure of Information of Listed Companies) promulgated by the CSRC, not to engage in the same or similar business of the Target Company after Closing;

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(8)	乙方保证其会尽最大努力促使目前在标的公司之境内外附属公司担任董事的Tan Chin Hien先生和甯豪良先生在交割后继续留任, 并在享受不低于其各自现有服务协议项下薪资及各项福利待遇的前提下, 与相关境内外附属公司签署终止时点不早于2018年12月31日的服务协议。

Party B represents and warrants that it will use its best efforts to cause Mr. Tan Chin Hien and Mr. Ning Ho Leung, who are the current directors of the domestic and foreign subsidiaries of the Target Company, to continue their office therewith after Closing and, upon the premise that the compensation and benefit packages to be offered to them are no less generous than the ones under the current term of their respective services agreements, to enter into services agreements with those domestic and foreign subsidiaries for a term expiring no earlier than December 31, 2018.

8.2	甲方及丙方就本协议的签署及履行共同作出陈述、保证与承诺如下:

In connection with the execution and implementation of this Agreement, Party A and Party C hereby jointly represent and warrant that:

(1)	甲方及丙方是根据中国法律依法设立并有效存续分别为股份有限公司及有限责任公司, 有权签订并履行本协议;

Party A is a joint stock limited company and Party C is a limited liability company, both are organized and validly existing under the laws of PRC and have the authorities to enter into and perform this Agreement;

(2)	其向乙方及其聘请的中介机构提供的资料、文件及数据均是真实、准确、完整的, 并无隐瞒、遗漏、虚假或误导之处;

The documents, materials and information provided by Party A and Party C to Party B and any intermediaries engaged by Party B are true, accurate and complete without material concealment or omission, not false or misleading;

(3)	依照本协议约定通过并促使香港子公司及时、足额向乙方支付现金对价, 以及在满足本协议约定条件的前提下, 确保标的公司向包括乙方指定人员在内的经营管理团队成员支付现金业绩奖励;

Party A and Party C warrant that they shall pay the cash consideration to Party B promptly and in full in accordance with this Agreement through the HK Subsidiary and shall procure it to do so and, upon fulfillment of the conditions in accordance with this Agreement, shall cause the Target Company to pay the Performance Bonus to members of its management team including members designated by Party B;

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(4)	就本协议项下转让价款和业绩奖励的支付, 甲方与丙方同意, 并促使香港子公司共同承担无限连带责任, 并应就上述转让价款和业绩奖励的汇付依法履行有关外汇出境和积极配合有关完税手续。

As for the payment of the Transfer Price and the Performance Bonus in accordance with this Agreement, Party A and Party C agree to and shall procure the HK Subsidiary to bear several and joint liability, including to comply with legal requirements for remittance of these payments offshore in foreign exchange setting and to actively cooperate in completing the relevant tax payment process.

8.3	各方应本着诚实信用的原则, 尽最大努力相互配合, 积极履行本协议, 并按照包括境内外证券监管机构的有关规定等适用法律法规的要求依法履行各自相应义务。自本协议之日起各方应不时地尽最大努力且无须进一步对价采取任何行动、签署任何文件、取得任何同意以完成交割条件以及本次交易。

The Parties shall use their respective best efforts to cooperate and perform its obligations hereunder in good faith and in accordance with any applicable laws and regulations, including relevant stipulations of domestic and foreign securities regulatory authorities. Each Party shall from time to time and at all times hereafter uses its best efforts to make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may reasonably be required to consummate the Transactions and achieve the Conditions Precedents.

第九条            税费

Article 9 Taxes

9.1	因办理本次交易相关事宜过程中所发生的各种税费, 由各方依法各自承担。甲方、丙方承诺全力配合乙方为履行有关税收合规义务而采取的任何必要行动。

Each Party shall be responsible for its tax liability incurred in the Transaction pursuant to applicable law. Each of Party A and Party C undertakes and warrants to fully cooperate with Party B in any actions to be taken for the purpose of fulfilling any relevant tax compliance obligations.

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第十条            保密

Article 10 Confidentiality

10.1	各方确认, 对本次交易过程中知悉的有关对方或其他方的商业秘密, 应采取严格的保密措施。

Each Party shall keep the trade secrets of the other Parties and other entities acquired during the Transaction strictly confidential.

第十一条            审批及信息披露

Article 11 Approval and Information Disclosure

11.1	各方应在本协议签署后一个工作日内分别指派专门人员组成工作小组负责本次交易审批及信息披露的相关工作, 包括但不限于向中国证监会、美国证券交易委员会及其他有关政府主管部门、深交所办理一切审批、公告、备案、登记、信息披露及其他相关手续。各方应根据相关法律、法规、规章、规范性文件的规定, 全面履行信息披露义务及为甲方和乙方信息披露工作提供充分协助。

Within one Business Days from the signing of this Agreement, the Parties shall appoint officers to form a working team for approval and disclosure of the Transaction, including but not limited to all legal procedures of approval, announcement, recording, registration, disclosure or other procedures to CSRC, U.S. Securities and Exchange Commission, SZSE or other relevant government authorities. All Parties shall bear the obligation of disclosure and provide all necessary assistance in Party A’s and Party B’s disclosure in accordance with relevant laws, rules, regulations and normative documents.

11.2	在过渡期内, 各方就本次交易有关事项在根据法律或监管机构的要求作出公告或备案前, 应当事先与其他方联系并协商一致后方可进行。就任何一方的合理披露要求, 其他方应尽量配合及同意, 不应无故拒绝, 不合理地拒绝, 延迟或附带條件。

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During the Transitional Period, each Party shall consult with and obtain consents from the other Parties before announcing or putting on record any matters as required by law or regulatory authorities. Upon requests for reasonable disclosures by any Party, other Parties shall use their best efforts to cooperate and give consents, which shall not be declined for no reason or unreasonably withheld, delayed or conditioned.

第十二条            违约责任

Article 12 Breaches

12.1	除不可抗力原因以外, 任何一方不履行或不及时、不适当履行本协议项下其应履行的任何义务, 或违反其在本协议项下作出的任何陈述、保证或承诺, 应按照法律规定承担相应法律责任。

Unless caused by Force Majeure, any Party that fails to perform or fails to timely or properly perform, any of its obligations, or is in breach of any representations, warranties or undertakings under this Agreement shall be liable therefor in accordance with law.

12.2	如因任何一方不履行或不及时履行、不适当履行本协议项下其应履行的任何义务, 导致本协议的缔约目的无法达成的( 未能获得中国证监会核准发行除外) , 守约方有权解除本合同; 如因一方违约给其他各方造成损失的, 还应予以足额赔偿。

If any Party fails to perform or fails to timely or properly perform, any of its obligations under this Agreement with the result that the objectives hereunder cannot be achieved (non-approval of the Issuance by the CSRC excepted), the Party not in breach is entitled to terminate this Agreement. The Party in breach shall indemnify the other Parties for all resulting losses and damages incurred by such other Parties.

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12.3	甲方、丙方、香港子公司或标的公司未能按照本协议约定的付款期限、付款金额向(1) 乙方支付全部或部分转让价款的; 或(2) 向乙方指定经营管理团队成员支付现金业绩奖励金额的, 每逾期一日, 应当以应付未付额度的万分之三计算违约金支付给乙方及/或乙方指定经营管理团队成员。逾期超过60天未能支付的, 每逾期一日, 应当以应付未付额度的千分之一计算违约金支付给乙方及/或乙方指定经营管理团队成员, 但由于乙方或乙方指定经营管理团队成员的原因导致逾期支付价款的除外。

If Party A, Party C, the HK Subsidiary or the Target Company fails to pay any amounts in cash and by their due dates stipulated under this Agreement (1) to Party B for all or any part of the Transfer Price, or (2) to members of the management team designated by Party B for the Performance Bonus; then the Parties in default shall pay to Party B or such members of the management team designated by Party B, as the case may be, liquidated damages at a daily rate of 3/10000 on the overdue amounts for the first 60 days. If the foregoing default is not cured after such 60 days, then liquidated damages at a daily rate of 1/1000 on the overdue amounts shall be levied every day thereafter unless the default is caused by Party B or such members of the management team designated by Party B, as the case may be.

12.4	乙方违反本协议的约定, 未能按照本协议约定的期限配合甲方、丙方或香港子公司办理完毕标的股权交割的, 每逾期一日, 应当以首期转让价款的万分之三计算违约金支付给甲方。逾期超过60天未能办理完成股权交割的, 每逾期一日, 应当以首期转让价款的千分之一计算违约金支付给甲方, 但由于甲方、丙方或香港子公司的原因导致逾期办理标的股权交割的除外。

If Party B fails to cooperate with Party A, Party C or the HK Subsidiary to complete the Closing of the Target Share by the due date set forth in this Agreement, it shall pay a penalty to Party A of 3/10000 of the Initial Payment per day. If such breach is not cured for 60 days, the penalty thereafter shall be 1/1000 of the Initial Payment to be paid by Party B to Party A per day, unless such breach is caused by Party A, Party C or the HK Subsidiary.

第十三条            协议生效、修改与终止

Article 13 Effectiveness, Amendment and Termination

13.1	本协议经各方授权代表签署并经甲方及乙方各自股东大会批准之日起生效。

This Agreement shall become effective upon execution of authorized representatives of each Party and upon the approval of this Agreement by Party A and Party B’s shareholder’s meetings respectively.

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13.2	本协议的任何修改均应经各方协商一致后, 以书面方式进行, 并经各方签署后方可生效。

This Agreement may be altered or amended by mutual consents of Parties hereto by an instrument in writing signed by the Parties.

13.3	甲方及丙方应保证其香港子公司在成立之日起2日内签署一份确认函, 确认其成为本协议的一方并严格遵守本协议的约定履行其义务。香港子公司签署该确认函后无须甲方、乙方或丙方的进一步行动即成为本协议的一方。

Party A and Party C hereby warrant that the HK Subsidiary shall sign a confirmation letter within 2 days from its establishment date, to confirm that the HK Subsidiary shall adhere to and be bound by this Agreement, after which the HK Subsidiary shall become a Party hereto without further action of Party A, Party B or Party C.

13.4	以下情况下本协议终止: (i)各方书面同意终止时, (ii)甲方、丙方或香港子公司超过本协议2.4(1)条规定的付款日期120天仍未能向乙方支付首期转让价款, 则乙方有权终止, (iii)本协议签署后12个月内如果第7条的任何条件没有满足, 则任何一方有权终止本协议, (iv)如果一方重大违约导致合理预计下交割在本协议签署日后12个月内无法完成, 遵守本协议的一方有权终止本协议, 或者(v)根据12.2条的约定终止。本协议的终止不影响终止前本协议下任何一方产生的责任。

This Agreement may be terminated (i) by written consents of the Parties, (ii) by Party B if Party A, Party C or the HK Subsidiary fails to pay the Initial Payment within 120 days after the payment date as set forth in Section 2.4(1), (iii) by any Party if any of the conditions set forth in Section 7 is not satisfied after 12 months from the date hereof, (iv) by a non-breaching Party if another Party materially breaches this Agreement and as a result Closing is reasonably expected not to occur within 12 months from the date hereof, or (v) in accordance with Section 12.2. Termination of this Agreement shall not affect any liability incurred by any Party prior to such termination.

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第十四条            通知和送达

Article 14 Notice and Delivery

14.1	本协议项下的通知应以专人递送按以下所示地址发出, 除非任何一方已书面通知其他方其变更后的地址。通知如是以邮政特快专递方式发送, 以发送后第十日视为送达。本协议有关的所有通知须以中文书就。

Any notice under or in connection with this Agreement shall be delivered by courier to the addresses below or any other address of a Party notified by such Party to the other Parties. When a notice is delivered by Express Mail Service, such notice shall be deemed delivered on the 10th day after the dispatch of such notice. All notices under or in connection with this Agreement shall be written in Chinese.

甲方的送达信息

收件地址: 上海市青浦区徐泾镇徐旺路58号

收件人: 恽黎明

电话: 021-59884061

邮编: 201702

Party A's delivery information:

Address: 58 Xuwang Road, Xujing Town, Qingpu District, Shanghai

Attention: Mr. YUN Liming

Phone No.021-59884061

Zip Code: 201702

乙方的送达信息

收件地址: c/o Unit 01, 21/F, Aitken Vanson Centre, 61 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong

收件人: Mr. NING Ho Leung/ Mr. SZE-To Kin Sun

电话: 852-21917155

Party B's delivery information:

Address: c/o Unit 01, 21/F, Aitken Vanson Centre, 61 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong

Attention: Mr. NING Ho Leung/ Mr. SZE-To Kin Sun

Phone No. 852-21917155

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丙方及香港子公司的送达信息

收件地址: 上海市青浦区徐泾镇徐旺路58号

收件人: 恽黎明

电话: 021-59884061

邮编: 201702

Party C and the HK Subsidiary’s delivery information:

Address: 58 Xuwang Road, Xujing Town, Qingpu District, Shanghai

Attention: Mr. YUN Liming

Phone No.021-59884061

Zip Code: 201702

第十五条            适用法律与争议解决

Article 15 Governing Law and Dispute Resolution

15.1	本协议的签订、效力、履行、解释和争议的解决均适用中国法律。

This execution, effectiveness, performance, interpretation and dispute resolution of this Agreement shall be governed by and construed in accordance with the law of PRC.

15.2	凡因本协议所发生的或与本协议有关的任何争议, 各方应争取以友好协商方式迅速解决。当事方协商未果时, 任何一方均可将该争议提交中国国际经济贸易仲裁委员会按照届时适用的仲裁规则在北京以仲裁方式解决。仲裁裁决将是终局的、对争议各方均有约束力。

The Parties shall seek to resolve any differences arising out of or relating to this Agreement expeditiously through friendly negotiations, failing which, any Party may refer the differences to China International Economic and Trade Arbitration Commission in Beijing for arbitration in accordance with the arbitration rules applicable and in force at the time. The arbitration award shall be final and binding on all Parties.

第十六条            其他

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Article 16 Miscellaneous

16.1	除非各方另有书面约定, 否则任何一方在未经其他方事先书面同意之前, 不得向第三方全部或部分转让本协议或本协议项下的任何权利、利益或义务。

Unless otherwise agreed by all Parties in writing, no Party shall assign all or part of this Agreement or any of its rights, benefits or obligations hereunder to any third party without prior written consent of the other Parties.

16.2	本合同内容以中英文两种语言书写, 若有冲突, 以中文版为准。

This Agreement shall be written in both English and Chinese. In the event that there is any inconsistence between the English and Chinese version of the Agreement, the Chinese version shall prevail.

16.3	本协议一式十份, 每份具有同等法律效力。各方各执一份, 其余用于办理相关审批、登记或备案手续。

This Agreement shall be executed in ten original sets, each of which shall have the same legal effect. Each party shall have one original set and the rest shall be used for relevant approvals, registrations or record putting purposes.

( 本页以下无正文, 为附件及签字页)

[Exhibit and Signature Page To Follow]

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( 股权转让协议的签署页)

(Signature Page of the SHARE TRANSFER AGREEMENT)

甲方: 上海永利带业股份有限公司( 盖章)

Party A: Shanghai Yongli Belting Co., Ltd. (Seal)

法定代表人或授权代表( 签字) : /s/ Liming YUN

Legal Representative or Authorized Representative (Sign): /s/ Liming YUN

签署地点:

Place of Signing: Macao

日期:

Date: November 14, 2015

乙方: Plastec Technologies, Ltd.( 盖章)

Party B: Plastec Technologies, Ltd. (Seal)

授权代表( 签字) : /s/ Kin Sun Sze-To

Authorized Representative (Sign): /s/ Kin Sun Sze-To

签署地点:

Place of Signing: Macao

日期:

Date: November 14, 2015

丙方: 上海永晶投资管理有限公司( 盖章)

Party C: Shanghai Yongjing Investment Management Co., Ltd. (Seal)

法定代表人或授权代表( 签字) : /s/ Liming YUN

Legal Representative or Authorized Representative (Sign): /s/ Liming YUN

签署地点:

Place of Signing: Macao

日期:

Date: November 14, 2015